EXHIBIT 12.(b)
                                                               --------------

                         GARDNER LEWIS INVESTMENT TRUST

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual reports of The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund, and The Chesapeake Core Growth Fund (the "Funds") of the Gardner Lewis Investment Trust on Form N-CSR for the period ended October 31, 2006, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, W. Whitfield Gardner, chief executive officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date:  December 20, 2006   By: /s/ W. Whitfield Gardner
                               ___________________________________________
                               W. Whitfield Gardner
                               Trustee, Chairman and Principal Executive Officer Gardner Lewis Investment Trust

     A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.


                         GARDNER LEWIS INVESTMENT TRUST

                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual reports of The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund, and The Chesapeake Core Growth Fund (the "Funds") of the Gardner Lewis Investment Trust on Form N-CSR for the period ended October 31, 2006, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Tracey L. Hendricks, chief financial officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date:  December 29, 2006   By: /s/ Tracey L. Hendricks
                               ___________________________________________
                               Tracey L. Hendricks
                               Treasurer, Assistant Secretary and Principal
                                  Financial Officer
                               Gardner Lewis Investment Trust

     A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.